=============================================================================


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

     Date of Report (date of earliest event reported): September 4, 2003


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


               DELAWARE                               43-0618919
    (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                            63144
(Address of principal executive offices)             (Zip Code)


                                (314) 645-6600
             (Registrant's telephone number, including area code)


=============================================================================

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements. Not applicable.

                  (b) Pro forma financial information. Not applicable.

                  (c) Exhibits. See Exhibit Index.

ITEM 9.           REGULATION FD DISCLOSURE.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing the receipt by the Company of $3.5 million in connection with the settlement of a federal antitrust law claim. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.


                                  *   *   *

                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2003

                                    K-V PHARMACEUTICAL COMPANY



                                    By: /s/  Richard H. Chibnall
                                        ------------------------------------
                                        Richard H. Chibnall
                                        Vice President, Finance

                                EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

99                     Press Release issued by K-V Pharmaceutical Company on
                       September 4, 2003.